UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 26, 2007

AGERE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16397	22-3746606
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification Number)

1110 American Parkway NE

Allentown, Pennsylvania, 18109

(Address of principal executive offices)

(610) 712-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 8.01.	OTHER EVENTS.

Attached as Exhibit 99.1 to this report is a news release issued by Agere Systems Inc. on March 26, 2007, concerning its financial performance for the quarter ending March 31, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	News release issued by Agere Systems Inc. on March 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGERE SYSTEMS INC.

Date: March 26, 2007	By:	/s/ Peter Kelly
		Name:	Peter Kelly
		Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release issued by Agere Systems Inc. on March 26, 2007